Managed Portfolio Series

Tortoise Energy Infrastructure Total Return Fund
Tortoise Energy Infrastructure and Income Fund
(together, the “Funds”)

Supplement dated February 18, 2025 to the Summary Prospectuses,
Prospectus and Statement of Additional Information,
each dated March 31, 2024, as supplemented

At a meeting held on February 5, 2025, based upon the recommendation of Tortoise Capital Advisors, L.L.C. (“Tortoise”), the Funds’ current investment adviser, the Board of Trustees of Managed Portfolio Series (the “Trust”) approved:
(1)an Agreement and Plan of Reorganization (the “Income Fund Plan of Reorganization”) providing for the reorganization (the “Income Fund Reorganization”) of the Tortoise Energy Infrastructure and Income Fund (the “Income Fund”), a series of the Trust, into a separate and newly created shell series named Tortoise Energy Fund (the “Income Acquiring Fund”), a series of Tortoise Capital Series Trust (the “Acquiring Trust”); and
(2)an Agreement and Plan of Reorganization (the “Total Return Fund Plan of Reorganization”) providing for the reorganization (the “Total Return Fund Reorganization”, and together with the Income Fund Reorganization, the “Reorganizations”) of the Tortoise Energy Infrastructure Total Return Fund (the “Total Return Fund”), a series of the Trust, into a separate and newly-created shell series of the Acquiring Trust of the same name (the “Total Return Acquiring Fund”, and together with the Income Acquiring Fund, the “Acquiring Funds”).
Following each Reorganization, if the Plan of Reorganization is approved by shareholders of the Fund, the Acquiring Funds will be managed by Tortoise, the Funds’ current investment adviser, and the same portfolio managers at Tortoise that currently manage the Funds will continue to be responsible for the day-to-day management of each Acquiring Fund’s portfolio. The Acquiring Funds will have the same investment objectives and substantially similar investment strategies, policies, and risks as those of the Funds.
The Income Acquiring Fund, however:
•will be named the Tortoise Energy Fund;
•will be an actively managed exchange-traded fund (ETF);
•will have the ability to invest more broadly across the energy sector;
•may invest to a greater degree in debt securities; and
•will be non-diversified, so will generally invest a greater portion of its assets in the securities of one or more issuers and will invest overall in a smaller number of issuers than a diversified fund.
The Reorganizations are subject to shareholder approval, although no shareholder action is necessary at this time. A notice of a special meeting of shareholders and a combined proxy statement/prospectus (the “Proxy Statement”) for each Reorganization, seeking Fund shareholder approval of the respective Plan of Reorganization, will be sent in the near future to shareholders of each respective Fund. Each Proxy Statement will contain important information about the respective Reorganization and the respective

Acquiring Fund, including information about the Acquiring Fund’s investment strategies, risks, fees and expenses.
The special meeting of shareholders is expected to be held in April 2025, and each Reorganization, if approved, is expected to occur shortly thereafter for the Total Return Fund, and in June 2025 for the Income Fund. The Reorganization will not affect the value of your account’s investment in a Fund at the time of the Reorganization. Each Reorganization is expected to be treated as a tax-free reorganization for federal income tax purposes. The Income Acquiring Fund’s unitary management fee will be lower than the Tortoise Energy Infrastructure and Income Fund’s management fee, and the current expense limitations of the Tortoise Energy Infrastructure Total Return Fund will continue in all material respects for the Total Return Acquiring Fund.
Fund shareholders may continue to purchase and sell shares of a Fund until (1) for the Total Return Fund, the last business day before the closing of the Reorganization, and (2) for the Income Fund, three business days before the closing of the Reorganization, subject to the limitations described in the Prospectus. After the Reorganization, the Income Acquiring Fund, as an ETF, may only be held in an account that permits investments in ETFs and may be purchased and sold only on an exchange through a broker at market price. As will be discussed in the forthcoming Proxy Statement, the Funds will not bear any of the direct costs related to the Reorganization.

This supplement should be retained with your Prospectus and SAI for future reference
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